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                                                                   EXHIBIT 10.14


RECORDING REQUESTED BY
AND WHEN RECORDED MAIL TO:

WELLS FARGO BANK, NATIONAL
ASSOCIATION
Real Estate Group (AU#2034)
555 Montgomery Street
16th Floor
San Francisco, CA 94111

Attn: Robin L. Dixon
Loan No. 1440

With a copy to:
--------------
Gibson, Dunn & Crutcher LLP
333 South Grand Avenue
Los Angeles, CA 90071

Attn: Jesse Sharf


================================================================================

                             SUBORDINATION AGREEMENT
                            (Lease to Deed of Trust)


NOTICE: THIS SUBORDINATION AGREEMENT RESULTS IN YOUR SECURITY INTEREST IN THE PROPERTY BECOMING SUBJECT TO AND OF LOWER PRIORITY THAN THE LIEN OF SOME OTHER OR LATER SECURITY INSTRUMENT.

THIS SUBORDINATION AGREEMENT ("Agreement") is made December __, 2000, by COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, a Delaware corporation, owner of the real property hereinafter described ("Owner") and COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation, lessee under the lease agreement described below ("Lessee"), in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION ("Lender").

                                 R E C I T A L S

A. Pursuant to the terms and provisions of a lease dated December 1, 2000 ("Lease"), Owner granted to Lessee a leasehold estate in and to the property described on Exhibit A attached hereto and incorporated herein by this reference (which property, together with all improvements now or hereafter located on the property, is defined as the "Property").

B. Owner has executed, or proposes to execute, a deed of trust with absolute assignment of leases and rents, security agreement and fixture filing ("Deed of Trust") securing, among other things, a promissory note ("Note") in the principal sum of EIGHTEEN MILLION AND NO/100THS DOLLARS ($18,000,000), dated December __, 2000, in favor of Lender, which Note is payable with interest and upon the terms and conditions described therein ("Loan"). The Deed of Trust is to be recorded concurrently herewith, and encumbers the Property.

C. As a condition to making the Loan secured by the Deed of Trust, Lender requires that the Deed of Trust be unconditionally and at all times remain a lien on the Property, prior and superior to all the rights of Lessee under the


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                                                                   Loan No. 1440


    Lease and that the Lessee specifically and unconditionally subordinate the Lease to the lien of the Deed of Trust.

D.  Owner and Lessee agree to the subordination evidenced hereby.

NOW THEREFORE, for valuable consideration and to induce Lender to make the Loan, Owner and Lessee hereby agree for the benefit of Lender as follows:

      1.1 The Deed of Trust securing the Note in favor of Lender, and any modifications, renewals or extensions thereof, shall unconditionally be and at all times remain a lien on the Property prior and superior to the Lease;

      1.2 This Agreement shall be the whole agreement and only agreement with regard to the subordination of the Lease to the lien of the Deed of Trust and shall supersede and cancel, but only insofar as would affect the priority between the Deed of Trust and the Lease, any prior agreements as to such subordination, including, without limitation, those provisions, if any, contained in the Lease which provide for the subordination of the Lease to a deed or deeds of trust or to a mortgage or mortgages.

      AND FURTHER, Lessee individually declares, agrees and acknowledges for the benefit of Lender, that:

      1.3 Lender, in making disbursements pursuant to the Note, the Deed of Trust or any loan agreements with respect to the Property, is under no obligation or duty to, nor has Lender represented that it will, see to the application of such proceeds by the person or persons to whom Lender disburses such proceeds, and any application or use of such proceeds for purposes other than those provided for in such agreement or agreements shall not defeat this subordination in whole or in part;

      1.4 Lessee intentionally and unconditionally waives, relinquishes and subordinates all of Lessee's right, title and interest in and to the Property to the lien of the Deed of Trust and understands that in reliance upon, and in consideration of, this waiver, relinquishment and subordination, specific loans and advances are being and will be made by Lender and, as part and parcel thereof, specific monetary and other obligations are being and will be entered into which would not be made or entered into but for said reliance upon this waiver, relinquishment and subordination.

This Agreement may be executed in two or more counterparts, each of which shall be deemed an original and all of which together shall constitute and be construed as one and the same instrument.

Exhibit A is attached hereto and incorporated herein by this reference.

NOTICE: THIS SUBORDINATION AGREEMENT CONTAINS A PROVISION WHICH ALLOWS THE PERSON OBLIGATED ON YOUR REAL PROPERTY SECURITY TO OBTAIN A LOAN A PORTION OF WHICH MAY BE EXPENDED FOR OTHER PURPOSES THAN IMPROVEMENT OF THE LAND.

IT IS RECOMMENDED THAT, PRIOR TO THE EXECUTION OF THIS AGREEMENT, THE PARTIES CONSULT WITH THEIR ATTORNEYS WITH RESPECT HERETO.



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                                                                   Loan No. 1440


                                                       "OWNER"


                                       COMMUNICATIONS & POWER INDUSTRIES HOLDING
                                       CORPORATION, a Delaware corporation

                                       By:   _________________________________

                                       Name: _________________________________

                                       Its:  _________________________________


                                                       "LESSEE"

                                       COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation

                                       By:   _________________________________

                                       Name: _________________________________

                                       Its:  _________________________________



                      (ALL SIGNATURES MUST BE ACKNOWLEDGED)




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                                                                       EXHIBIT A
                                                                   Loan No. 1440


                             DESCRIPTION OF PROPERTY


EXHIBIT A to Subordination Agreement, dated as of December __, 2000, executed by COMMUNICATIONS & POWER INDUSTRIES HOLDING CORPORATION, a Delaware corporation, as "Owner", and COMMUNICATIONS & POWER INDUSTRIES, INC., a Delaware corporation, as "Lessee", in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as "Lender".

The land referred to herein is situated in the County of San Mateo, State of California, and is described as follows:

All the real property located in the City of San Carlos, County of San Mateo, State of California, all of Parcel 1 as shown on the Parcel Map recorded in Volume 20 of Parcel Maps at page 23 in the Records of said County, described in metes as follows:

Beginning at Northerly corner of said Parcel; thence through the following numbered courses:

1) South 37 (degree) 56' 04" East 739.82 feet to a curve to the right with a radius of 447.00 feet
2) along said curve through a central angle of 33 (degree) 54' 48" an arc distance of 264.58 feet
3) South 04 (degree) 01' 16" East 182.93 feet to a curve to the left with a radius of 553.00 feet
4) along said curve through a central angle of 02 (degree) 38' 43" an arc distance of 25.53 feet
5)  South 46 (degree) 51' 36" West 476.39 feet
6)  North 42 (degree) 08' 24" West 1153.65 feet
7)  North 47 (degree) 51' 36" East 752.91 feet to the point of beginning.

A.P. No.:  046-051-020                                      JPN 046 005 051 02 A
           046-051-070                                          046 005 051 07 A



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STATE OF CALIFORNIA
COUNTY OF __________________________  SS.

On this ____ day of December, 2000, before me, _________________________________
a Notary Public in and for the State of California, personally appeared personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature ______________________________


My commission expires __________________.




STATE OF CALIFORNIA
COUNTY OF __________________________  SS.

On this ____ day of December, 2000, before me, _________________________________
a Notary Public in and for the State of California, personally appeared personally known to me (or proved on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

Signature ______________________________


My commission expires __________________.